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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 31, 2006

                           IRON MOUNTAIN INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                1-13045                          23-2588479
        (Commission File Number)      (IRS Employer Identification No.)

                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
          (Address of principal executive offices, including zip code)

                                 (617) 535-4766
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

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ITEM 8.01. OTHER EVENTS.

     A press release by Iron Mountain Incorporated (the "Company") containing information regarding certain of the Company's officers is attached hereto and incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         99.1   Press Release of Iron Mountain Incorporated dated May 31, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            IRON MOUNTAIN INCORPORATED
                                            (Registrant)

                                            By:    /s/ John F. Kenny, Jr.
                                                   -----------------------------
                                            Name:  John F. Kenny, Jr.
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

     Date: May 31, 2006